Exhibit 10.1

Execution Version

AMENDMENT NO. 1 TO THE CREDIT AGREEMENT

Dated as of December 22, 2006

AMENDMENT NO. 1 TO THE CREDIT AGREEMENT among Affinion Group Holdings, Inc., a Delaware corporation (“Holdings”), Affinion Group, Inc., a Delaware corporation (the “Borrower”), the Lenders (as defined in the Credit Agreement referred to below) listed on the signature pages hereto, the various agents party hereto, and Credit Suisse, Cayman Islands Branch, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS:

(1) Holdings and the Borrower have entered into that certain Credit Agreement, dated as of October 17, 2005 (the “Credit Agreement”) with the Administrative Agent, Deutsche Bank Securities, Inc, as syndication agent, and Bank of America, N.A. and BNP Paribas Securities Corp., as documentation agents. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2) Holdings and the Borrower have requested and the undersigned Lenders and the Administrative Agent have agreed, on the terms and conditions stated below, to amend and modify the Credit Agreement as set forth herein.

(3) Accordingly, in consideration of the mutual agreements set forth herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows, effective as of the Amendment No. 1 Effective Date (as defined below):

SECTION 1. Amendments to Credit Agreement.

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting therein the following new defined terms in the correct alphabetical order:

“Amendment No. 1” means Amendment No. 1 dated as of December 22, 2006, to the Credit Agreement dated as of October 17, 2005 among Holdings, the Borrower, each of the Lenders listed on the signature pages thereto and the Administrative Agent.

“Amendment No. 1 Effective Date” has the meaning specified in Amendment No. 1.

“Qualifying IPO” means the issuance by Holdings of its common Equity Interests in an underwritten primary public offering (other than a public offering pursuant to a registration statement on Form S-8) yielding at least $50,000,000 pursuant to an effective registration statement filed with the SEC in accordance with the Securities Act (whether alone or in connection with a secondary public offering).

“Term Loan Pricing Grid” shall mean the table set forth below:

Corporate Family Rating	Applicable Margin for ABR Term Loans	Applicable Margin for Eurocurrency Term Loans
B+ or better from S&P and B1 or better from Moody’s	1.25%	2.25%
Not B+ or better from S&P and B1 or better from Moody’s	1.50%	2.50%

(b) Section 1.01 of the Credit Agreement is hereby further amended by:

(i) Restating the definition of “Applicable Margin” contained therein in its entirety to read as follows:

“Applicable Margin” shall mean for any day (a) with respect to any Term Loan comprising a Eurocurrency Loan, the Applicable Margin which is a function of the corporate family rating of the Borrower by Moody’s and S&P, as set forth on the Term Loan Pricing Grid; (b) with respect to any Term Loan comprising an ABR Loan, the Applicable Margin which is a function of the corporate family rating of the Borrower by Moody’s and S&P, as set forth on the Term Loan Pricing Grid; and (c) with respect to the Commitment Fee, 0.50% per annum; provided, that on and after the first Adjustment Date occurring after the delivery of financial statements pursuant to Section 5.04 for the first fiscal quarter of the Borrower commencing after the Closing Date, the Applicable Margin with respect to Revolving Facility Loans and Swingline Loans will be determined pursuant to the Pricing Grid.

(ii) Restating the definition of “Change in Control” in its entirety to read as follows:

A “Change in Control” shall be deemed to occur if:

(a) a majority of the seats (other than vacant seats) on the Board of Directors of Holdings shall at any time be occupied by persons who were neither (a) nominated by the Board of Directors of Holdings or a Permitted Holder, (b) appointed by directors so nominated nor (c) appointed by the Fund or a Fund Affiliate; or

(b) a “change of control” shall occur under (i) the Senior Notes, the Bridge Loan Agreement, the Senior Subordinated Notes or any Permitted Refinancing Indebtedness in respect of any of the foregoing, (ii) the Seller Preferred Equity or (iii) any Material Indebtedness; or

(c) Holdings shall fail to own, directly or indirectly, beneficially and of record, 100% of all issued and outstanding Equity Interests of the Borrower; or

2

(d) before a Qualifying IPO, Permitted Holders, collectively, shall fail to own beneficially, directly or indirectly, in the aggregate Equity Interests representing at least 51% of (i) the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of Holdings or (ii) the common stock represented by the issued and outstanding Equity Interests of Holdings; or

(e) on or after a Qualifying IPO, any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) other than any one or more members of the Permitted Holders becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire (such right, an “option right”), whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of (i) 35% or more of the Equity Interests of Holdings entitled to vote for members of the board of directors or equivalent governing body of such Person on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right) and (ii) Equity Interests with greater voting power than the Equity Interests owned by the Permitted Holders.

(c) Section 6.01 of the Credit Agreement is hereby amended by deleting the “and” at the end of clause (v), replacing the period at the end of clause (w) with “; and” and adding a new clause (x) to read as follows:

“(x) Indebtedness consisting of an unsecured corporate purchase card program in an aggregate amount at any time outstanding pursuant to this paragraph (x) not in excess of $40,000,000.”

SECTION 2. UK Borrower Facility. The Lenders hereby consent to an amendment of the Credit Agreement and/or separate documentation to provide for a facility (which may or may not be a subfacility under the Revolving Facility Commitments) to make revolving credit facility loans to a subsidiary of the Borrower organized under the laws of England and Wales (the “UK Borrower”) in an aggregate principal amount up to $25,000,000, all on terms and conditions and pursuant to documentation to be reasonably satisfactory to the Administrative Agent, the Borrower and Holdings, including terms with respect to providing local and other collateral and guaranties therefor to the extent legally permissible as well as appropriate resolutions, legal opinions and other closing documentation; provided that no Revolving Facility Lender shall be required to commit to or provide such facility.

SECTION 3. Conditions of Effectiveness. This Amendment is subject to the provisions of Section 9.08 of the Credit Agreement. This Amendment shall become effective as of the date when, and only when, (the “Amendment No. 1 Effective Date”) each of the following conditions shall have been fulfilled to the satisfaction of the Administrative Agent:

The Administrative Agent shall have received counterparts of this Amendment executed by Holdings, the Borrower, each of the Tranche B Lenders and the Required Lenders

3

or, as to any of such Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment, and the Administrative Agent shall have additionally received all of following documents, each of which (unless otherwise specified) shall be dated the date of receipt thereof by the Administrative Agent (unless otherwise specified) and in sufficient copies for each Lender, in form and substance satisfactory to the Administrative Agent (unless otherwise specified) and in sufficient copies for each Lender:

(i) Counterparts of the consent attached hereto executed by each Subsidiary Guarantor; and

(ii) A certificate signed by a duly authorized officer of Holdings and the Borrower stating that:

(A) The representations and warranties contained in the Loan Documents and in Section 4 hereof that are qualified by materiality are true and correct, and each of such representations and warranties that are no so qualified are true and correct in all material respects, in each case, on and as of the date of such certificate as though made on and as of such date other than any such representations and warranties that, by their terms, expressly refer to a specific date other than the date of such certificate, in which case as of such specific date; and

(B) As of Amendment No. 1 Effective Date, no event has occurred and is continuing that constitutes a Default or an Event of Default.

SECTION 4. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

(a) The execution, delivery and performance by Holdings and the Borrower of this Amendment, the execution and delivery of the Consent hereto by each Subsidiary Guarantor and the performance by Holdings, the Borrower and each Subsidiary Guarantor of the Credit Agreement, as amended hereby, have been duly authorized by all necessary corporate action.

(b) This Amendment has been duly executed and delivered by Holdings and the Borrower and the Consent has been duly executed by each Subsidiary Guarantor. This Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of Holdings, the Borrower and the Subsidiary Guarantors, enforceable against Holdings, the Borrower and the Subsidiary Guarantors in accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally, and subject to the effects of general principles of equity (regardless whether considered in a proceeding in equity or at law).

4

SECTION 5. Reference to and Effect on the Credit Agreement and the other Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 6. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the administration of the Credit Agreement and the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.05 of the Credit Agreement.

SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AFFINION GROUP, INC.

By	/s/ Nathaniel Lipman
Title:	President and Chief Executive Officer

AFFINION GROUP HOLDINGS, INC.

By	/s/ Nathaniel Lipman
Title:	President and Chief Executive Officer

CREDIT SUISSE, CAYMAN ISLANDS BRANCH,
as Administrative Agent and as Lender

By	/s/ Bill O’Daly
Title:	Director

By	/s/ Denise L. Alvarez
Title:	Associate

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AFFINION GROUP, INC. CREDIT AGREEMENT DATED AS OF OCTOBER 17, 2005

Agreed as of the date first above written:

Lender:	Cambria Institutional Loan Fund
By Alcentra, Inc as its Investment Manager

	By:	/s/ Sean Walker
	Title:	SVP

Lender:	Pacifica CDO V, LTD

	By:	/s/ Sean Walker
	Title:	SVP

Lender:	Alcentra Warehouse, LTD

	By:	/s/ Sean Walker
	Title:	SVP

Lender:	Baker Street CLO II Ltd

	By:	/s/ Eduardo Piedra
	Title:	Director
SunTrust Capital Markets, Inc.

Lender:	Baker Funding CLO 2005-1 Ltd.

	By:	/s/ Eduardo Piedra
	Title:	Director
SunTrust Capital Markets, Inc.

Lender:	WhiteHorse III, Ltd.

	By:	WhiteHorse Capital Partners, L.P.
As Collateral Manager

	By:	/s/ Jay Carvell, CFA
	Title:	Portfolio Manager

Lender:	KC CLO II PLC

	By:	/s/ S. Martin
Title:

	By:	/s/ M. Harris
Title:

Lender:	Putnam Floating Rate Income Fund

	By:	/s/ Beth Mazor
	Title:	V.P.

Lender:	Putnam Bank Loan Fund (Cayman)
Master Fund, a series of the Putnam Offshore Master Series Trust,

	By:	The Putnam Advisory Company, LLC

	By:	/s/ Angela Patel
	Title:	Vice President

Lender:	Boston Harbor CLO 2004-1, Ltd.

	By:	/s/ Beth Mazor
	Title:	V.P.

Lender:	Putnam Diversified Income Trust

	By:	/s/ Beth Mazor
	Title:	V.P.

Lender:	Putnam Master Intermediate Income Trust

	By:	/s/ Beth Mazor
	Title:	V.P.

Lender:	Putnam Premier Income Trust

	By:	/s/ Beth Mazor
	Title:	V.P.

Lender:	Putnam Variable Trust –PVT
Diversified Income Fund

	By:	/s/ Beth Mazor
	Title:	V.P.

Lender:	Rosedale CLO, Ltd.

	By:	Princeton Advisory Group, Inc.,
the Collateral Manager acting as attorney-in-fact

	By:	/s/ Jennifer Wright
	Title:	Vice President

Lender:	Global Leveraged Capital Credit Opportunity Fund I

	By:	Global Leveraged Capital Management, LLC

	By:	/s/ Alissa Glauda
	Title:	Senior Analyst

Lender:	The Hartford Mutual Funds, Inc., on behalf of the
Hartford Floating Rate Fund

	By:	Hartford Investment Management Company,
its sub-advisor

	By:	/s/ John P. Connor
	Title:	Senior Vice President

Lender:	Hartford Institutional Trust, on behalf of its Floating Rate Bank Loan Series

	By:	Hartford Investment Management Company,
Its Investment Manager

	By:	/s/ John P. Connor
	Title:	Senior Vice President

Lender:	Premium Loan Trust I, Ltd.

	By:	/s/ Colin Donlan
	Title:	Director

Lender:	Light Point CLO III, Ltd.

	By:	/s/ Colin Donlan
	Title:	Director

Lender:	Light Point CLO IV, Ltd.

	By:	/s/ Colin Donlan
	Title:	Director

Lender:	Light Point CLO V, Ltd.

	By:	/s/ Colin Donlan
	Title:	Director

Lender:	Nob Hill CLO, Limited

	By:	/s/ Bradley Kane
	Title:	Portfolio Manager

Lender:	Bank of America N.A.

	By:	/s/ Michael S. Roof
	Title:	Vice President

Lender:	Stitching Pensioenfonds ABP

	By:	ABP Investments US, Inc., its agent

	By:	/s/ Paul Spijkers
	Title:	President/CEO

	By:	/s/ Arnold Shapiro
	Title:	Managing Director/CIO

Lender:	IKB Capital Corporation

	By:	/s/ David Snyder
	Title:	President

Lender:	Wind River CLO I Ltd.

	By:	McDonnell Investment Management, LLC, as Manager

	By:	/s/ Kathleen A. Zarn
	Title:	Vice President

Lender:	Wind River CLO II – Tate Investors, Ltd.

	By:	McDonnell Investment Management, LLC, as Manager

	By:	/s/ Kathleen A. Zarn
	Title:	Vice President

Lender:	McDonnell Loan Opportunity Ltd.

	By:	McDonnell Investment Management, LLC, as Investment Manager

	By:	/s/ Kathleen A. Zarn
	Title:	Vice President

Lender:	Gannett Peak CLO I Ltd.

	By:	McDonnell Investment Management, LLC,
as Investment Manager

	By:	/s/ Kathleen A. Zarn
	Title:	Vice President

Lender:	Gulf Stream-Compass CLO 2002-I Ltd.

	By:	Gulf Stream Asset Management LLC
as Collateral Manager

Gulf Stream-Compass CLO 2003-I Ltd.

	By:	Gulf Stream Asset Management LLC, as Collateral Manager

Gulf Stream-Compass CLO 2004-I Ltd.

	By:	Gulf Stream Asset Management LLC, as Collateral Manager

Gulf Stream-Compass CLO 2005-II Ltd.

	By:	Gulf Stream Asset Management LLC, as Collateral Manager

	By:	/s/ Marc D. Abrahm
	Title:	Trader / Principal

Lender:	Stone Tower CLO V Ltd.

	By:	Stone Tower Debt Advisor LLC, as its Collateral Manager

	By:	/s/ Michael W. Delpercio
	Title:	Authorized Signatory

Lender:	Granite Ventures Ltd.

	By:	Stone Tower Debt Advisor LLC, as its Collateral Manager

	By:	/s/ Michael W. Delpercio
	Title:	Authorized Signatory

Lender:	Granite Ventures II Ltd.

	By:	Stone Tower Debt Advisor LLC, as its Collateral Manager

	By:	/s/ Michael W. Delpercio
	Title:	Authorized Signatory

Lender:	Granite Ventures III Ltd.

	By:	Stone Tower Debt Advisor LLC, as its Collateral Manager

	By:	/s/ Michael W. Delpercio
	Title:	Authorized Signatory

Lender:	Stone Tower CLO II Ltd.

	By:	Stone Tower Debt Advisor LLC, as its Collateral Manager

	By:	/s/ Michael W. Delpercio
	Title:	Authorized Signatory

Lender:	Stone Tower CLO III Ltd.

	By:	Stone Tower Debt Advisor LLC, as its Collateral Manager

	By:	/s/ Michael W. Delpercio
	Title:	Authorized Signatory

Lender:	Stone Tower CLO IV Ltd.

	By:	Stone Tower Debt Advisor LLC, as its Collateral Manager

	By:	/s/ Michael W. Delpercio
	Title:	Authorized Signatory

Lender:	Stone Tower CLO VI Ltd.

	By:	Stone Tower Debt Advisor LLC, as its Collateral Manager

	By:	/s/ Michael W. Delpercio
	Title:	Authorized Signatory

Lender:	Stone Tower CDO Ltd.

	By:	Stone Tower Debt Advisor LLC, as its Collateral Manager

	By:	/s/ Michael W. Delpercio
	Title:	Authorized Signatory

Lender:	Cornerstone CLO Ltd.

	By:	Stone Tower Debt Advisor LLC
as its Collateral Manager

	By:	/s/ Michael W. Delpercio
	Title:	Authorized Signatory

Lender:	Rampart CLO I Ltd.

	By:	Stone Tower Debt Advisor LLC
as its Collateral Manager

	By:	/s/ Michael W. Delpercio
	Title:	Authorized Signatory

Lender:	Stone Tower CDO II Ltd.

	By:	Stone Tower Debt Advisor LLC
as its Collateral Manager

	By:	/s/ Michael W. Delpercio
	Title:	Authorized Signatory

Lender:	Stone Tower Credit Funding I Ltd.

	By:	Stone Tower Fund Management LLC
as its Collateral Manager

	By:	/s/ Michael W. Delpercio
	Title:	Authorized Signatory

Lender:	Allstate Life Insurance Company

	By:	/s/ Chris Goergen
	Title:	Authorized Signatory

	By:	/s/ Breege A. Farrell
	Title:	Authorized Signatory

Lender:	AIMCO CLO, Series 2005-A

	By:	/s/ Chris Goergen
	Title:	Authorized Signatory

	By:	/s/ Breege A. Farrell
	Title:	Authorized Signatory

Lender:	AIMCO CLO, Series 2006-A

	By:	/s/ Chris Goergen
	Title:	Authorized Signatory

	By:	/s/ Breege A. Farrell
	Title:	Authorized Signatory

Lender:	The Bank of New York

	By:	/s/ Kenneth P. Sneider
	Title:	Vice President

Lender:	Mountain View Funding CLO 2006-I, Ltd.

	By:	Seix Advisors, a fixed income division of
Trusco Capital Management, Inc.,
as Collateral Manager

	By:	/s/ George Goudelias
	Title:	PM, Seix Advisors

Lender:	Mountain View CLO II, Ltd.

	By:	Seix Advisors, a fixed income division of
Trusco Capital Management, Inc.,
as Collateral Manager

	By:	/s/ George Goudelias
	Title:	PM, Seix Advisors

Lender:	STI Classic Seix Floating Rate High Income Fund

	By:	Seix Advisors, a fixed income division of
Trusco Capital Management, Inc.

	By:	/s/ George Goudelias
	Title:	PM, Seix Advisors

Lender:	MFS Floating Rate Income Fund

	By:	/s/ David J. Cobey
	Title:	Vice President

Lender:	MFS Floating Rate High Income Fund

	By:	/s/ David J. Cobey
	Title:	Vice President

Lender:	Jersey Street CLO, Ltd.

	By:	/s/ David J. Cobey
	Title:	Vice President

Lender:	Marlboro Street CLO, Ltd.

	By:	/s/ David J. Cobey
	Title:	Vice President

Lender:	ACA CLO 2005-1, Limited
ACA Management, LLC, as Investment Advisor

	By:	/s/ Vincent Ingato
	Title:	Managing Director

Lender:	ACA CLO 2006-2, Limited
ACA Management, LLC,
as Investment Advisor

	By:	/s/ Vincent Ingato
	Title:	Managing Director

Lender:	Landmark CDO Limited

	By:	Aladdin Capital Management LLC,
as Manager

	By:	/s/ Alyse Kelly
	Title:	Authorized Signatory

Lender:	Landmark III CDO Limited

	By:	Aladdin Capital Management LLC,
as Manager

	By:	/s/ Alyse Kelly
	Title:	Authorized Signatory

Lender:	Landmark IV CDO Limited

	By:	Aladdin Capital Management LLC,
as Manager

	By:	/s/ Alyse Kelly
	Title:	Authorized Signatory

Lender:	Landmark V CDO Limited

	By:	Aladdin Capital Management LLC,
as Manager

	By:	/s/ Alyse Kelly
	Title:	Authorized Signatory

Lender:	Landmark VI CDO Limited

	By:	Aladdin Capital Management LLC,
as Manager

	By:	/s/ Alyse Kelly
	Title:	Authorized Signatory

Lender:	Grayrock CDO Limited

	By:	Aladdin Capital Management LLC,
as Manager

	By:	/s/ Alyse Kelly
	Title:	Authorized Signatory

Lender:	Dunes Funding LLC

	By:	/s/ Christina L. Ramseur
	Title:	Assistant Vice President

Lender:	Stanwich Loan Funding LLC

	By:	/s/ Christina L. Ramseur
	Title:	Assistant Vice President

Lender:	PPM Monarch Bay Funding LLC

	By:	/s/ Christina L. Ramseur
	Title:	Assistant Vice President

Lender:	PPM Shadow Creek Funding LLC

	By:	/s/ Christina L. Ramseur
	Title:	Assistant Vice President

Lender:	Navigare Total Return Loan Fund I
(Segregated Portfolio)

	By:	/s/ Joel G. Serebransky
	Title:	Managing Director

Lender:	CIFC Funding 2006-I Ltd.

	By:	/s/ Stephen J. Vaccam
	Title:	Chief Credit Officer

Lender:	Van Kampen Senior Income Trust

	By:	Van Kampen Asset Management

	By:	/s/ Cristina Jamieson
	Title:	Executive Director

Lender:	Van Kampen Senior Loan Fund

	By:	Van Kampen Asset Management

	By:	/s/ Cristina Jamieson
	Title:	Executive Director

Lender:	MSIM Peconic Bay, Ltd.

	By:	Morgan Stanley Investment Management Inc.,
as Interim Collateral Manager

	By:	/s/ John Hayes
	Title:	Executive Director

Lender:	Qualcomm Global Trading, Inc.

	By:	Morgan Stanley Investment Management Inc.,
as Investment Manager

	By:	/s/ John Hayes
	Title:	Executive Director

Lender:	Morgan Stanley Investment Management
Croton, Ltd.

	By:	Morgan Stanley Investment Management Inc.,
as Collateral Manager

	By:	/s/ John Hayes
	Title:	Executive Director

Lender:	Zodiac Fund – Morgan Stanley US Senior Loan Fund

	By:	Morgan Stanley Investment Management Inc.,
as Investment Adviser

	By:	/s/ John Hayes
	Title:	Executive Director

Lender:	Morgan Stanley Prime Income Trust

	By:	/s/ John Hayes
	Title:	Executive Director

Lender:	Confluent 3 Limited

	By:	Morgan Stanley Investment Management Inc.,
as Investment Manager

	By:	/s/ John Hayes
	Title:	Executive Director

Lender:	ING International (II) = Senior Bank Loans Euro

	By:	ING Investment Management Co.,
as its investment manager

	By:	/s/ Brian S. Horton
	Title:	Senior Vice President

Lender:	ING International (II) = Senior Bank Loans USD

	By:	ING Investment Management Co.,
as its investment manager

	By:	/s/ Brian S. Horton
	Title:	Senior Vice President

Lender:	ING Senior Income Fund

	By:	ING Investment Management Co.,
as its investment manager

	By:	/s/ Brian S. Horton
	Title:	Senior Vice President

Lender:	ING Prime Rate Trust

	By:	ING Investment Management Co.,
as its investment manager

	By:	/s/ Brian S. Horton
	Title:	Senior Vice President

Lender:	ING Investment Management CLO I, Ltd.

	By:	ING Investment Management Co.,
as its investment manager

	By:	/s/ Brian S. Horton
	Title:	Senior Vice President

Lender:	ING Investment Management CLO II, Ltd.

	By:	ING Alternative Asset Management Co.,
as its investment manager

	By:	/s/ Brian S. Horton
	Title:	Senior Vice President

Lender:	ING Investment Management CLO III, Ltd.

	By:	ING Alternative Asset Management Co.,
as its investment manager

	By:	/s/ Brian S. Horton
	Title:	Senior Vice President

Lender:	Deutsche Bank Trust Company Americas

	By:	/s/ Evelyn Thierry
	Title:	Vice President

	By:	/s/ Scottye Lindsey
	Title:	Director

Lender:	Victoria Falls CLO, Ltd.
Summit Lake CLO, Ltd.
Diamond Lake CLO, Ltd.
Clear Lake CLO, Ltd.

	By:	/s/ Jonathan S. David
	Title:	Senior Vice President

Lender:	Latitude CLO I, Ltd.

	By:	/s/ Kirk Wallace
	Title:	Senior Vice President

Lender:	Latitude CLO II, Ltd.

	By:	/s/ Kirk Wallace
	Title:	Senior Vice President

Lender:	UBS AG, Stamford Branch

	By:	/s/ Douglas Gervolino
	Title:	Associate Director
Banking Products Services, US

	By:	/s/ Toba Lumbantobing
	Title:	Associate Director
Banking Products Services, US

Lender:	Emerson Place CLO, Ltd.

	By:	/s/ R. Ian O’Keefe
	Title:	Authorized Signatory

Lender:	Avery Street CLO, Ltd.

	By:	/s/ R. Ian O’Keefe
	Title:	Authorized Signatory

Lender:	Mt. Wilson CLO, Ltd.

	By:	/s/ Kelly Olsen
	Title:	Authorized Signatory

Lender:	Western Asset Floating Rate High Income Fund, LLC

	By:	/s/ Kelly Olsen
	Title:	Authorized Signatory

Lender:	Riviera Funding LLC

	By:	/s/ Christina L. Ramseur
	Title:	Assistant Vice President

Lender:	Senior Debt Portfolio

	By:	Boston Management and Research,
as Investment Advisor

	By:	/s/ Craig P. Ruth
	Title:	Vice President

Lender:	Eaton Vance Senior Income Trust

	By:	Eaton Vance Management,
as Investment Advisor

	By:	/s/ Craig P. Ruth
	Title:	Vice President

Lender:	Eaton Vance Institutional Senior Loan Fund

	By:	Eaton Vance Management,
as Investment Advisor

	By:	/s/ Craig P. Ruth
	Title:	Vice President

Lender:	Eaton Vance CDO VI Ltd.

	By:	Eaton Vance Management,
as Investment Advisor

	By:	/s/ Craig P. Ruth
	Title:	Vice President

Lender:	Eaton Vance CDO VII PLC

	By:	Eaton Vance Management,
as Interim Investment Advisor

	By:	/s/ Craig P. Ruth
	Title:	Vice President

Lender:	Eaton Vance CDO VIII Ltd.

	By:	Eaton Vance Management,
as Investment Advisor

	By:	/s/ Craig P. Ruth
	Title:	Vice President

Lender:	Eaton Vance CDO XI Ltd.

	By:	Eaton Vance Management,
as Investment Advisor

	By:	/s/ Craig P. Ruth
	Title:	Vice President

Lender:	Grayson & Co.

	By:	Boston Management and Research,
as Investment Advisor

	By:	/s/ Craig P. Ruth
	Title:	Vice President

Lender:	The Norinchukin Bank, New York Branch,
through State Street Bank and Trust Company N.A.,
as Fiduciary Custodian

	By:	Easton Vance Management, Attorney-in-fact

	By:	/s/ Craig P. Ruth
	Title:	Vice President

Lender:	Big Sky III Senior Loan Trust

	By:	Eaton Vance Management,
as Investment Advisor

	By:	/s/ Craig P. Ruth
	Title:	Vice President

Lender:	Eaton Vance VT Floating-Rate Income Fund

	By:	Eaton Vance Management,
as Investment Advisor

	By:	/s/ Craig P. Ruth
	Title:	Vice President

Lender:	Eaton Vance Limited Duration Income Fund

	By:	Eaton Vance Management,
as Investment Advisor

	By:	/s/ Craig P. Ruth
	Title:	Vice President

Lender:	Eaton Vance Senior Floating-Rate Trust

	By:	Eaton Vance Management,
as Investment Advisor

	By:	/s/ Craig P. Ruth
	Title:	Vice President

Lender:	Eaton Vance Floating Rate Income Trust

	By:	Eaton Vance Management,
as Investment Advisor

	By:	/s/ Craig P. Ruth
	Title:	Vice President

Lender:	Eaton Vance Variable Leverage Fund Ltd.

	By:	Eaton Vance Management,
as Investment Advisor

	By:	/s/ Craig P. Ruth
	Title:	Vice President

Lender:	Eaton Vance Credit Opportunities Fund

	By:	Eaton Vance Management,
as Investment Advisor

	By:	/s/ Craig P. Ruth
	Title:	Vice President

Lender:	Eaton Vance Short Duration Diversified Income Fund

	By:	Eaton Vance Management,
as Investment Advisor

	By:	/s/ Craig P. Ruth
	Title:	Vice President

Lender:	Denali Capital LLC, managing member of
DC Funding Partners LLC, portfolio manager for
Denali Capital CLO IV, Ltd., or an affiliate

	By:	/s/ Kelli C. Marti
	Title:	Senior Vice President

Lender:	Denali Capital LLC, managing member of
DC Funding Partners LLC, portfolio manager for
Denali Capital CLO V, Ltd., or an affiliate

	By:	/s/ Kelli C. Marti
	Title:	Senior Vice President

Lender:	Denali Capital LLC, managing member of
DC Funding Partners, portfolio manager for
Denali Capital Credit Opportunity Fund Financing, Ltd., or an affiliate

	By:	/s/ Kelli C. Marti
	Title:	Senior Vice President

Lender:	Mountain Capital CLO IV Ltd.

	By:	/s/ Jonathan Dietz
	Title:	Director

Lender:	Mountain Capital CLO III Ltd.

	By:	/s/ Jonathan Dietz
	Title:	Director

Lender:	BNP Paribas

	By:	/s/ PJ de Filippis
	Title:	Managing Director

	By:	/s/ Charles Romano
	Title:	Vice President

Lender:	Octagon Investment Partners V, Ltd.

	By:	Octagon Credit Investors, LLC,
as Portfolio Manager

	By:	/s/ Thomas A. Connors
	Title:	Chief Financial & Administrative Officer

Lender:	Octagon Investment Partners VI, Ltd.

	By:	Octagon Credit Investors, LLC,
as Collateral Manager

	By:	/s/ Thomas A. Connors
	Title:	Chief Financial & Administrative Officer

Lender:	Octagon Investment Partners VII, Ltd.

	By:	Octagon Credit Investors, LLC,
as Collateral Manager

	By:	/s/ Thomas A. Connors
	Title:	Chief Financial & Administrative Officer

Lender:	Octagon Investment Partners VIII, Ltd.

	By:	Octagon Credit Investors, LLC,
as Collateral Manager

	By:	/s/ Thomas A. Connors
	Title:	Chief Financial & Administrative Officer

Lender:	Octagon Investment Partners IX, Ltd.

	By:	Octagon Credit Investors, LLC,
as Manager

	By:	/s/ Thomas A. Connors
	Title:	Chief Financial & Administrative Officer

Lender:	Octagon Investment Partners X, Ltd.

	By:	Octagon Credit Investors, LLC,
as Collateral Manager

	By:	/s/ Thomas A. Connors
	Title:	Chief Financial & Administrative Officer

Lender:	Hamlet II, Ltd.

	By:	Octagon Credit Investors, LLC,
as Portfolio Manager

	By:	/s/ Thomas A. Connors
	Title:	Chief Financial & Administrative Officer

Lender:	HY-FI Trust, by JPMorgan Bank, N.A.,
(f/k/a JPMorgan Chase Bank)
solely as trustee (and not in its individual capacity)

	By:	Octagon Credit Investors, LLC,
as Portfolio Manager

	By:	/s/ Thomas A. Connors
	Title:	Chief Financial & Administrative Officer

Lender:	Archimedes Funding IV (Cayman), Ltd.

	By:	West Gate Horizons Advisors, LLC,
as Collateral Manager

	By:	/s/ Gordon R. Cook
	Title:	Senior Credit Analyst

Lender:	Endurance CLO I, Ltd.
c/o West Gate Horizons Advisors LLC,
as Portfolio Manager

	By:	/s/ Gordon R. Cook
	Title:	Senior Credit Analyst

Lender:	WG Horizons CLO I

	By:	West Gate Horizons Advisors LLC,
as Manager

	By:	/s/ Gordon R. Cook
	Title:	Senior Credit Analyst

Lender:	Franklin Floating Rate Daily Access Fund

	By:	/s/ Madeline Lam
	Title:	Asst. Vice President

Lender:	Franklin Floating Rate Master Series

	By:	/s/ Madeline Lam
	Title:	Asst. Vice President

Lender:	Franklin CLO II, Limited

	By:	/s/ David Ardini
	Title:	Vice President

Lender:	Franklin CLO V, Limited

	By:	/s/ David Ardini
	Title:	Vice President

Lender:	Ares Enhanced Loan Investment Strategy, Ltd.

	By:	Ares Enhanced Loan Management, L.P.
	Its:	Investment Manager

	By:	Ares Enhanced Loan GP, LLC
	Its:	General Partner

	By:	/s/ Americo Cascella
	Title:	Vice President

Lender:	Ares Enhanced Loan Investment Strategy II, Ltd.

	By:	Ares Enhanced Loan Management II, L.P.,
	Its:	Investment Manager

	By:	Ares Enhanced Loan GP II, LLC
	Its:	General Partner

	By:	/s/ Americo Cascella
	Title:	Vice President

Lender:	Ares Leveraged Finance General II

	By:	Ares CLO Management IIIR/IVR., L.P.
	By:	Ares CLO GP IIIR/IVR, LLC,
	Its:	General Partner
	By:	Ares Management LLC,
	Its:	Manager

	By:	/s/ Americo Cascella
	Title:	Vice President

Lender:	Ares IIR CLO Ltd.

	By:	Ares CLO Management IIR, L.P.,
	Its:	Investment Manager

	By:	Ares CLO IIR, LLC,
	Its:	General Partner

	By:	/s/ Americo Cascella
	Title:	Vice President

Lender:	Ares VRCLO Ltd.

	By:	Ares CLO Management VR, L.P.,
	Its:	Investment Manager

	By:	Ares CLO GP VR, LLC,
	Its:	Managing Member

	By:	/s/ Americo Cascella
	Title:	Vice President

Lender:	Ares VIRCLO Ltd.

	By:	Ares CLO Management VIR, L.P.,
	Its:	Investment Manager

	By:	Ares CLO GP VIR, LLC,
	Its:	Managing Member

	By:	/s/ Americo Cascella
	Title:	Vice President

Lender:	Ares VII CLO Ltd.

	By:	Ares CLO Management VII, L.P.,
	Its:	Investment Manager

	By:	Ares CLO GP VII, LLC,
	Its:	General Partner

	By:	/s/ Americo Cascella
	Title:	Vice President

Lender:	Ares VIII CLO Ltd.

	By:	Ares CLO Management VIII, L.P.,
	Its:	Investment Manager

	By:	Ares CLO GP VIII, LLC,
	Its:	General Partner

	By:	/s/ Americo Cascella
	Title:	Vice President

Lender:	Ares IX CLO Ltd.

	By:	Ares CLO Management IX, L.P.,
	Its:	Investment Manager

	By:	Ares CLO GP IX, LLC,
	Its:	General Partner

	By:	/s/ Americo Cascella
	Title:	Vice President

Lender:	Ares X CLO Ltd.

	By:	Ares CLO Management X, L.P.,
	Its:	Investment Manager

	By:	Ares CLO GP X, LLC,
	Its:	General Partner

	By:	/s/ Americo Cascella
	Title:	Vice President

Lender:	Yorkville CBNA Loan Funding LLC, for itself or as agent for Yorkville CFPI Loan Funding LLC

	By:	/s/ Janet Haack
	Title:	Attorney in fact

Lender:	GOF Loan Funding LLC

	By:	/s/ Janet Haack
	Title:	Attorney in fact

Lender:	Cole Brook CBNA Loan Funding LLC

	By:	/s/ Janet Haack
	Title:	Attorney in fact

Lender:	Beecher CBNA Loan Funding LLC

	By:	/s/ Janet Haack
	Title:	Attorney-In-Fact

Lender:	Bushnell CBNA Loan Funding LLC, for itself or as agent for Bushnell CFPI Loan Funding LLC

	By:	/s/ Janet Haack
	Title:	Attorney In Fact

Lender:	Stedman CBNA Loan Funding LLC, for itself or as agent for Stedman CFPI Loan Funding LLC.

	By:	/s/ Janet Haack
	Title:	Attorney In Fact

Lender:	Trumbull THC2 Loan Funding LLC, for itself or as agent for Trumbull THC2 CFPI Loan Funding LLC

	By:	/s/ Janet Haack
	Title:	Attorney In Fact

Lender:	Feingold O’Keeffe Credit Fund CBNA Loan Funding LLC

	By:	/s/ Janet Haack
	Title:	Attorney In Fact

Lender:	GoldenTree Capital Opportunities, L.P.

	By:	GoldenTree Asset Management, L.P.

	By:	/s/ Karen Weber
	Title:	Authorized Signatory

Lender:	GoldenTree Credit Opportunities Financing I, Limited

	By:	GoldenTree Asset Management, L.P.

	By:	/s/ Karen Weber
	Title:	Authorized Signatory

Lender:	Reynolds American Defined Benefit Master Trust

	By:	GoldenTree Asset Management, L.P.

	By:	/s/ Karen Weber
	Title:	Authorized Signatory

Lender:	GoldenTree 2004 Trust

	By:	GoldenTree Asset Management, L.P.,

	By:	/s/ Karen Weber
	Title:	Authorized Signatory

Lender:	GoldenTree High Yield Opportunities II, L.P.

	By:	GoldenTree Asset management, L.P..

	By:	/s/ Karen Weber
	Title:	Authorized Signatory

Lender:	GoldenTree Loss Opportunities I, Ltd.

	By:	GoldenTree Asset Management, L.P.

	By:	/s/ Karen Weber
	Title:	Authorized Signatory

Lender:	Trimaran CLO IV Ltd

	By:	Trimaran Advisors L.L.C.

	By:	/s/ David M. Millison
	Title:	Managing Director

Lender:	Trimaran CLO V, Ltd

	By:	Trimaran Advisors L.L.C.

	By:	/s/ David M. Millison
	Title:	Managing Director

Lender:	Atlas Loan Funding (Hartford), LLC

	By:	Atlas Capital Funding, Ltd.
	By:	Structured Asset Investors, LLC
	Its:	Investment Manager

	By:	/s/ Diana M. Himes
	Title:	Associate

Lender:	WB Loan Funding 6, LLC

	By:	/s/ Diana M. Himes
	Title:	Associate

Lender:	WB Loan Funding 7, LLC

	By:	/s/ Diana M. Himes
	Title:	Associate

Lender:	Navigare Funding I CLO Ltd.

	By:	Navigare Partners, LLC,
	Its:	Collateral Manager

	By:	/s/ Sheryl A. Rothman
	Title:	Managing Director

Lender:	Navigare Funding II CLO Ltd.

	By:	Navigare Partners, LLC, as Collateral Manager

	By:	/s/ Sheryl A. Rothman
	Title:	Managing Director

Lender:	Westbrook CLO, Ltd.

	By:	Shenkman Capital Management, Inc., as Investment Manager

	By:	/s/ Richard H. Weinstein
	Title:	Executive Vice President

Lender:	Morgan Stanley Senior Funding, Inc.

	By:	/s/ Donna M. Souza
	Title:	Vice President

Lender:	Halcyon Loan Investors CLO I Ltd.

	By:	/s/ Aaron Goldberg
	Title:	Chief Financial Officer

Lender:	Halcyon Structured Asset Management CLO I Ltd.

	By:	/s/ Aaron Goldberg
	Title:	Chief Financial Officer

Lender:	Cannington Funding Ltd.

	By:	Silvermine Capital Management, LLC
as Investment Manager

	By:	/s/ Richard F. Kurth
	Title:	Managing Director

Lender:	Comstock Funding Ltd.

	By:	Silvermine Capital Management, LLC as Investment Manager

	By:	/s/ Richard F. Kurth
	Title:	Managing Director

Lender:	Loan Funding XIII LLC for itself or as agent for Corporate Funding XIII

	By:	/s/ Richard F. Kurth
	Title:	Managing Director

Lender:	Greens Creek Funding Ltd.

	By:	Silvermine Capital Management, LLC as Investment Manager

	By:	/s/ Richard F. Kurth
	Title:	Managing Director

Lender:	Cavalry CLO I, Ltd.

	By:	Regiment Capital Management, LLC as its Investment Advisor

	By:	Regiment Capital Advisors, LP
	Its:	Manager and pursuant to delegated authority

	By:	Regiment Capital Advisors, LLC
	Its:	General Partner

	By:	/s/ Mark Brostowski
	Title:	Authorized Signatory

Lender:	Fidelity Central Investment Portfolios LLC: Fidelity Floating Rate Central Investment Portfolio

	By:	/s/ John H. Costello
	Title:	Assistant Treasurer

Lender:	Babson CLO Ltd. 2003-I
Babson CLO Ltd. 2004-I
Babson CLO Ltd. 2004-II
Babson CLO Ltd. 2005-I
Babson CLO Ltd. 2005-II
Babson CLO Ltd. 2005-III
Babson CLO Ltd. 2006-I
Babson CLO Ltd. 2006-II
Babson CLO Ltd. 2007-I
Sapphire Valley CDO I, Ltd.
Suffield CLO, Ltd.

	By:	Babson Capital Management LLC as Collatearl Manager

	By:	/s/ Arthur McMahon
	Title:	Director

Lender:	Massachusetts Mutual Life Insurance Company

	By:	Babson Capital Managmenet LLC as Investment Adviser

	By:	/s/ Arthur McMahon
	Title:	Director

Lender:	Bill & Melinda Gates Foundation Trust

	By:	Babson Capital Management LLC as Investment Adviser

	By:	/s/ Arthur McMahon
	Title:	Director

Lender:	Four Corners CLO 2005-I, Ltd.

	By:	Four Corners Capital Management, LLC as Collateral Manager

	By:	/s/ Drew R. Sweeney
	Title:	Senior Vice President

Lender:	Fortress Portfolio Trust

	By:	Four Corners Capital Management, LLC as Investment Manager

	By:	/s/ Drew R. Sweeney
	Title:	Senior Vice President

Lender:	First Trust/Four Corners Senior Floating Rate Income Fund I

	By:	Four Corners Capital Management, LLC as Sub-Adviser

	By:	/s/ Drew R. Sweeney
	Title:	Senior Vice President

Lender:	First Trust/Four Corners Senior Floating Rate Income Fund

	By:	Four Corners Capital Management, LLC as Sub-Adviser

	By:	/s/ Drew R. Sweeney
	Title:	Senior Vice President

Lender:	Security Income Fund-Income Opportunity Series

	By:	Four Corners Capital Management, LLC as Sub-Adviser

	By:	/s/ Drew R. Sweeney
	Title:	Senior Vice President

Lender:	Atlas Loan Funding 1, LLC

	By:	Atlas Capital Funding, Ltd.
	By:	Structured Asset Investors, LLC
	Its:	Investment Manager

	By:	/s/ Diana M. Himes
	Title:	Associate

Lender:	Red Fox Funding LLC

	By:	/s/ Christina L. Ramseur
	Title:	Assistant Vice President

Lender:	Airlie CLO 2006-I

	By:	/s/ Steven L. Ezzer
	Title:	PM, MD

Lender:	Airlie CLO 2006-II

	By:	/s/ Steven L. Ezzer
	Title:	PM, MD

Lender:	NACM CLO I

	By:	/s/ Joanna Willars
	Title:	Authorized Signatory

Lender:	Blue Mountain CLO II, Ltd.

	By:	/s/ Kimberly Reina
	Title:	Associate

Lender:	Blue Mountain CLO, Ltd.

	By:	/s/ Kimberly Reina
	Title:	Associate

Lender:	WatchTower CLO I Plc

	By:	Citadel Limited Partnership, Collateral Manager
	By:	Citadel Investment Group L.L.C. its General Partner

	By:	/s/ Erica L. Tarpey
	Title:	Authorized Signatory

Lender:	PPM Grayhawk CLO, Ltd.

	By:	PPM America, Inc., as Collateral Manager

	By:	/s/ David. C. Wagner
	Title:	Managing Director

Lender:	Serves 2006-I, Ltd.

	By:	PPM America, Inc., as Collateral Manager

	By:	/s/ David. C. Wagner
	Title:	Managing Director

Lender:	Boldwater CBNA Loan Funding LLC

	By:	/s/ Molly Walter
	Title:	Attorney-In-Fact

Lender:	Blue Shield of California

	By:	/s/ David Ardini
	Title:	Vice President

Lender:	Franklin CLO IV, Ltd.

	By:	/s/ David Ardini
	Title:	Vice President

Lender:	Four Corners CLO II, Ltd.

	By:	/s/ Matthew Massier
	Title:	Attorney-In-Fact

Lender:	Knight CBNA Loan Funding
Knight CFPI Loan Funding LLC

Knight CBNA Loan Funding LLC, for itself or as Agent for Knight CFPI Loan Funding LLC

	By:	/s/ Matthew Massier
	Title:	Attorney-In-Fact

Lender:	Citibank, N.A.,

	By:	/s/ Christine M. Kanicki
	Title:	Attorney-In-Fact

Lender:	Augusta Trading LLC

	By:	/s/ Christina L. Ramseur
	Title:	Assistant Vice President

Lender:	ING Capital LLC

	By:	/s/ Neil de la Cruz
	Title:	Director

Lender:	Venture CDO 2002, Ltd.
By its Investment Advisor
MJX Asset Management LLC

	By:	/s/ Atha Baugh
Title:

Lender:	Venture II CDO 2002, Ltd.
By its Investment Advisor
MJX Asset Management LLC

	By:	/s/ Atha Baugh
Title:

Lender:	Venture III CDO Ltd.
By its Investment Advisor
MJX Asset Management LLC

	By:	/s/ Atha Baugh
Title:

Lender:	Venture IV CDO Ltd.
By its Investment Advisor
MJX Asset Management LLC

	By:	/s/ Atha Baugh
Title:

Lender:	Venture V CDO Ltd.
By its Investment Advisor
MJX Asset Management LLC

	By:	/s/ Atha Baugh
Title:

Lender:	Venture VI CDO Ltd.
By its Investment Advisor
MJX Asset Management LLC

	By:	/s/ Atha Baugh
Title:

Lender:	Venture VII CDO Ltd.
By its Investment Advisor
MJX Asset Management LLC

	By:	/s/ Atha Baugh
Title:

Lender:	Vista Leveraged Income Fund.
By its Investment Advisor
MJX Asset Management LLC

	By:	/s/ Atha Baugh
Title:

CONSENT

Dated as of December 22, 2006

Reference is made to (a) Amendment No. 1 to the Credit Agreement dated as of December 22, 2006 (the “Amendment”; capitalized terms not otherwise defined herein being used herein as defined in the Amendment and in the Credit Agreement referred to below), (b) the Credit Agreement dated as of October 17, 2005 among Affinion Group Holdings, Inc., Affinion Group, Inc., as the Borrower, Credit Suisse, Cayman Islands Branch, as administrative agent for the Lenders, and the Lenders and Agents referred to therein (the “Credit Agreement”), and (c) the other Loan Documents referred to therein.

The undersigned as parties to one or more of the Loan Documents, each hereby consents to the execution, delivery and the performance of the Amendment and agrees that each of the Loan Documents to which it is a party is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the Amendment No. 1 Effective Date, except that, on and after the Amendment No. 1 Effective Date, each reference to “the Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by the Amendment.

This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signature pages follow]

AFFINION AUTO SERVICES, INC.
AFFINION DATA SERVICES, INC.
AFFINION GROUP, LLC
AFFINION MEMBERSHIP SERVICES HOLDINGS SUBSIDIARY LLC
AFFINION PUBLISHING, INC.
BENEFIT CONSULTANTS MEMBERSHIP, INC.
CARDWELL AGENCY, INC.
COMP-U-CARD SERVICES LLC
CREDENTIALS SERVICES INTERNATIONAL, INC.
LONG TERM PREFERRED CARE, INC.
MCM GROUP, LTD.
NGI HOLDINGS, INC.
PREFERRED CARE AGENCY, INC.
PROGENY MARKETING INNOVATIONS OF KENTUCKY, INC.
PROGENY MARKETING INNOVATIONS INC.
SAFECARD SERVICES, INCORPORATED
TRAVELER’S ADVANTAGE SERVICES, INC.
TRILEGIANT AUTO SERVICES, INC.
TRILEGIANT CORPORATION
TRILEGIANT INSURANCE SERVICES, INC.
TRILEGIANT LOYALTY SOLUTIONS, INC.
TRILEGIANT MARKETING SERVICES, INC.
TRILEGIANT RETAIL SERVICES, INC.
TRL GROUP, INC.
UNITED BANK CLUB ASSOCIATION, INC.

By:	/s/ Nathaniel Lipman
Name:	Nathaniel Lipman
Title:	President and Chief Executive Officer

CUC ASIA HOLDINGS

By:	Comp-U-Card Services LLC, its General Partner

By:	Affinion Membership Services Holdings Subsidiary LLC, its General Partner

By:	/s/ Nathaniel Lipman
Name:	Nathaniel Lipman
Title:	Chief Executive Officer of each of Comp-
U-Card Services LLC and Affinion Membership
Services Holdings Subsidiary LLC